UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 30, 2004

                            SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               000-30171                                  68-0359556
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       (Commission File Number)                (IRS Employer Identification No.)

      501 Canal Blvd, Suite A100                  Richmond, California 94804
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On September 30, 2004, Sangamo BioSciences Inc. issued a press release announcing that that it has entered into an agreement with LifeScan, Inc., a Johnson & Johnson company (NYSE: JNJ) to provide LifeScan with Sangamo's proprietary zinc finger DNA binding proteins (ZFPs) for use in a program to develop therapeutic cell lines as a potential treatment for diabetes. This program also represents Sangamo's first collaboration in the field of regenerative medicine.

A copy of the press release issued by Sangamo BioSciences, Inc. relating to this event is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
99.1           Press Release Issued September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 30, 2004                  SANGAMO BIOSCIENCES, INC.

                                          By: /s/ EDWARD O. LANPHIER II
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                                              Edward O. Lanphier II
                                              President, Chief Executive Officer